UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2011

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

As disclosed in our previous SEC filings, on June 30, 2011, Roberts Realty Investors, Inc. (“Seller”) entered into a contract to sell its 11-acre Northridge property to Roberts Properties, Inc., for $5,060,000, plus the reimbursement of $303,789 of certain development and construction expenses, for a total cash sales price of $5,363,789.  Although, the closing was originally scheduled to occur on October 31, 2011, Purchaser requested an extension of the closing date in October 2011 to have the necessary time to resolve certain site conditions, construction code compliance and permitting issues that it encountered during its due diligence period.  Based on the severity of these issues, the Seller agreed to the extension and the sales contract was amended to extend the closing date to December 30, 2011.  Roberts Properties, Inc. (“Purchaser”) is wholly owned by Mr. Charles S. Roberts, the President, Chief Executive Officer, and Chairman of the Board of Roberts Realty Investors, Inc.

The site conditions that were encountered are the result of several physical characteristics of the Northridge property that make it very difficult to construct, including a severe change in topography across the property and a large quantity of mass rock that exists below grade.  Purchaser’s engineers and architects have determined that these site conditions will require a significant amount of grading and blasting along with the construction of numerous retaining and stem walls, all of which have substantially increased the costs of construction for the project.  The final resolution of these site conditions then created construction code compliance and permitting issues with the City of Sandy Springs, the jurisdiction where the property is located.  Purchaser believes that it has now resolved all of the site, construction code compliance and permitting issues.

Due to the substantially increased costs of construction for the project caused by the site conditions, construction code compliance and permitting issues, in December 2011 Purchaser submitted a revised contract offer to Seller of $4,000,000.  The Seller’s audit committee had previously obtained in June 2011 two independent appraisals of the market value of the Northridge land that valued the land at $3,300,000 and $5,100,000, respectively.  Subsequently, after receiving additional information on the severity of the site development issues noted above and reviewing more recent comparable sales of land zoned for apartments in the Atlanta market, the appraiser that valued the land at $5,100,000 revised its appraised value to $4,000,000.  To obtain the most recent market information and to perform additional due diligence on the sale transaction, the audit committee then obtained a third independent appraisal that valued the property at $3,750,000.

After considering the three independent appraisals and their values for the Northridge land, all of the other facts outlined above and after further negotiations with Purchaser, on December 19, 2011 the audit committee agreed to and approved a second amendment to the sales contract for a sales price of $4,070,000.  Under the second amendment, the closing date of the sale is extended to March 30, 2012 and all of the other terms and conditions of the contract remain the same.  Purchaser continues to be obligated to reimburse Seller for $303,789 of certain development and construction expenses that were incurred before June 30, 2011, so the total cash sales price is now $4,373,789.  Additionally, Purchaser remains obligated to reimburse Seller for any development and construction expenses incurred from June 30, 2011 until the closing date of March 31, 2012.

Our audit committee, which is composed of two independent directors, approved the original sales contract and the two contract amendments in accordance with the committee’s charter and in compliance with the applicable listing rules of the NYSE Amex Equities stock exchange.  Our board of directors also approved the original sales contract and the two contract amendments in accordance with our Code of Business Conduct and Ethics, with Mr. Roberts abstaining from all votes.

The above description of the material terms of the second amendment is qualified in its entirety by reference to the full text of the Second Amendment to Sales Contract, which is attached as Exhibit 10.1 to this report and is incorporated into this Item 1.01 by this reference.

Note Regarding Forward-looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements relate to our intent, belief, or expectations regarding our sale of the Northridge land parcel to Roberts Properties, Inc. or its designee and to the expectations of Roberts Properties, Inc. regarding the resolution of certain site development, construction code and permitting issues.  These statements involve risks and uncertainties, including the risk that Roberts Properties, Inc. or its designee may be unable to raise the equity and debt required and thus may be unable to close the purchase or that it may be unable to resolve the site development, construction code and permitting issues.  Other risks and uncertainties include the occurrence, ultimate terms, and timing of the sale.  These forward-looking statements are not guarantees of future performance.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  For more information about other risks and uncertainties we face, please see the section in our most recent annual report on Form 10-K and quarterly report on Form 10-Q entitled “Risk Factors.”

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit

10.1	Second Amendment to Sales Contract dated December 19, 2011 between Roberts Properties Residential, L.P. and Roberts Properties, Inc. (Northridge land parcel).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: December 23, 2011	By:	/s/ Charles R. Elliott
Charles R. Elliott
Chief Financial Officer